UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2022

MedTech Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39813	85-3009869
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

48 Maple Avenue, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 391-1288

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one Redeemable Warrant	MTACU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	MTAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	MTACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On December 7, 2022, MedTech Acquisition Corporation, a Delaware corporation (“MedTech” or the “Company”), convened and then adjourned, without conducting any other business, its special meeting of its stockholders (the “Special Meeting”) in lieu of its 2022 Annual Meeting of Stockholders from December 7, 2022 to 11:00 a.m. Eastern Time on December 12, 2022. The Special Meeting is being adjourned in order to solicit more votes toward the approval of the proposal to amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company must complete a business combination from December 22, 2022 to June 22, 2023 (or such earlier date as determined by the Board of Directors) (the “Extension Amendment”).

As of October 24, 2022, the record date for the Special Meeting, there were 31,250,000 shares of common stock, including 25,000,000 shares of Class A common stock and 6,250,000 shares of Class B common stock outstanding, and the number of shares present in person or by proxy at the Special Meeting is 23,253,915 shares of the Company’s common stock, representing 74.41% of the voting power of the common stock as of the record date.

The sole proposal that was presented at the Special Meeting was the “The Adjournment Proposal”, which is a proposal allowing the MedTech board of directors to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to provide more time to seek approval of the Extension Amendment. The MedTech stockholders approved the Adjournment Proposal. The voting results were as follows:

FOR	AGAINST	ABSTAIN
18,357,148	4,839,932	56,835

A copy of the press release announcing the adjournment of the Special Meeting is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On November 11, 2022, MedTech entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MTAC Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of MedTech (“Merger Sub”), and TriSalus Life Sciences, Inc., a Delaware corporation (“TriSalus”), pursuant to which subject to the satisfaction or waiver of certain conditions set forth therein, Merger Sub will merge with and into TriSalus (the “Merger”), with TriSalus surviving the Merger as a wholly owned subsidiary of MedTech (the transactions contemplated by the Merger Agreement and related ancillary agreements, the “Business Combination”). Upon consummation of the Business Combination, MedTech will be renamed “TriSalus Life Sciences, Inc.”

Forward-Looking Statements

This report contains certain “forward-looking statements” within the meaning of the United States federal securities laws regarding the approval of certain proposals at the Special Meeting or the implementation of the Extension Amendment. These forward-looking statements generally are identified by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” “will” and similar expressions or the negative or other variations of such statements. These statements are predictions, projections and other statements about future events that are based on various assumptions, whether or not identified in this report and on the current expectations of MedTech’s and TriSalus’s respective managements and are not predictions of actual performance and, as a result, are subject to risks and uncertainties.

Many factors could cause actual results or developments to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of MedTech’s securities; (ii) the risk that the Business Combination may not be completed by MedTech’s business combination deadline and the potential failure to obtain an extension of the business combination deadline; (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Merger Agreement by the stockholders of MedTech, the satisfaction of the minimum cash amount following any redemptions by MedTech’s public stockholders, and the receipt of certain governmental and regulatory approvals, including reimbursement approval; (iv) the lack of a third-party valuation in determining whether or not to pursue the Business Combination; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (vi) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the Business Combination, (vii) the effect of the announcement or pendency of the Business Combination on TriSalus’s business relationships, operating results and business generally; (viii) risks that the Business Combination disrupts current plans and operations of TriSalus; (ix) the outcome of any legal proceedings that may be instituted against TriSalus or MedTech related to the Merger Agreement or the Business Combination; (x) the ability to maintain the listing of MedTech’s securities on the Nasdaq; (xi) changes in business, market, financial, political and legal conditions; (xii) unfavorable changes in the reimbursement environment for TriSalus’s products; (xiii) TriSalus’s product candidates not achieving success in preclinical or clinical trials or not being able to obtain regulatory approval, either on a timely basis or at all or subject to any conditions that negatively impact TriSalus’s ability to commercialize the applicable product candidates; (xiv) TriSalus being unable to continue to grow TriNav sales; (xv) the size of the addressable markets for TriNav and TriSalus’s product candidates, if successfully developed and approved by the applicable regulatory authorities, being less than TriSalus estimates; (xvi) TriSalus’s ability to successfully commercialize any product candidates that it successfully develops and that are approved by applicable regulatory authorities; (xvii) TriSalus’s ability to continue to fund preclinical and clinical trials for its product candidates; (xviii) TriSalus’s ability to partner with other companies; (xix) future economic and market conditions; (xx) the development, effects and enforcement of laws and regulations affecting TriSalus's business or industry; (xxi) TriSalus’s ability to manage future growth; (xxii) TriSalus’s ability to maintain and grow its market share; (xxiii) the effects of competition on TriSalus’s business; (xxiv) the ability of MedTech or the combined company to raise additional financing in connection with the Business Combination or to finance its operations in the future; (xxv) the ability to implement business plans, forecasts and other expectations after the completion of the Business Combination, and identify and realize additional opportunities; (xxvi) costs related to the Business Combination; and (xxvii) the failure to realize the anticipated benefits of the Business Combination or to realize estimated pro forma results and the underlying assumptions, including with respect to estimated stockholder redemptions. The foregoing list of factors is not exclusive.

You should carefully consider the foregoing factors and other risks and uncertainties described in the “Risk Factors” section of MedTech’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2022 (the “2021 Form 10-K”), MedTech’s definitive proxy statement dated November 4, 2022 related to the Special Meeting, as amended and supplemented by the Amendment No. 1 to the definitive proxy statement dated November 28, 2022 (the “Proxy Statement”), the preliminary proxy statement/prospectus on Form S-4 relating to the Business Combination, which is expected to be filed by MedTech with the SEC and other documents filed by MedTech from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of MedTech, TriSalus, or any of their respective representatives assume any obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of MedTech, TriSalus, or any of their respective representatives gives any assurance that either MedTech or TriSalus will achieve its expectations.

Changes and Additional Information in Connection with SEC Filing

The information in this report has not been reviewed by the SEC and certain information may not comply in certain respects with SEC rules. MedTech urges investors, stockholders and other interested persons to read the Proxy Statement as well as other documents filed by MedTech with the SEC, because these documents contain important information about MedTech and the Extension Amendment. The Proxy Statement was first mailed to stockholders of MedTech as of a record date of October 24, 2022 on November 8, 2022. Stockholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or contact the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
E-mail: MTAC.info@investor.morrowsodali.com

You may also obtain these documents by requesting them via phone or in writing:

MedTech Acquisition Corporation
48 Maple Avenue
Greenwich, CT 06830
(908) 391-1288

MedTech intends to file a registration statement on Form S-4 (the “Registration Statement”) that will include a proxy statement/prospectus of MedTech, that will be both the proxy statement to be distributed to holders of MedTech’s common stock in connection with its solicitation of proxies for the vote by MedTech’s stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the Business Combination. The Registration Statement is not yet effective. The Registration Statement, including the proxy statement/prospectus contained therein, when it is declared effective by the SEC, will contain important information about the Business Combination and the other matters to be voted upon at a meeting of MedTech’s stockholders to be held to approve the Business Combination and other matters (the “Combination Meeting”). MedTech may also file other documents with the SEC regarding the Business Combination. MedTech stockholders and other interested persons are advised to read, when available, the Registration Statement, including the proxy statement/prospectus contained therein, as well as any amendments or supplements thereto, because they will contain important information about the Business Combination. When available, the definitive proxy statement /prospectus will be mailed to MedTech stockholders as of a record date to be established for voting on the Business Combination and the other matters to be voted upon at the Combination Meeting.

Participation in Solicitation

MedTech and certain of its respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of MedTech in favor of the approval of the proposed Extension Amendment. Securityholders of MedTech and other interested persons may obtain more information regarding the names and interests of MedTech directors and officers in the proposed Extension Amendment in MedTech’s filings with the SEC, including the Proxy Statement.

MedTech and TriSalus and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of MedTech’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of MedTech’s directors and officers in MedTech’s filings with the SEC, including MedTech’s registration statement on Form S-1, which was originally filed with the SEC on November 30, 2020, as amended, the Proxy Statement, and MedTech’s 2021 Form 10-K. To the extent that holdings of MedTech’s securities have changed from the amounts reported in MedTech’s 2021 Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from MedTech’s stockholders in connection with the Business Combination will be set forth in the proxy statement/prospectus forming a part of the Registration Statement. Investors and security holders of MedTech and TriSalus are urged to carefully read in their entirety the proxy statement/prospectus and other relevant documents that will be filed with the SEC, when they become available, because they will contain important information about the Business Combination.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about MedTech and TriSalus through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by MedTech can be obtained free of charge by directing a written request to MedTech Acquisition Corporation at 48 Maple Avenue, Greenwich, CT 06830.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING THEREOF OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No Offer or Solicitation

This report shall not constitute an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed Extension Amendment or the Business Combination, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdictions. This report is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibits

99.1	Press Release, dated December 7, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTECH ACQUISITION CORP.

Dated: December 7, 2022	By:	/s/ Christopher C. Dewey
	Name:	Christopher C. Dewey
	Title:	Chief Executive Officer